UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

 1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The following compensatory plans and arrangements of American Water Works Company, Inc., a Delaware corporation (the “Company”), were approved by stockholders of the Company at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) held on May 12, 2017, the Executive Development and Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”) at its April 20, 2017 meeting, or the Board at its May 12, 2017 annual meeting:

American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan

On February 15, 2017, the Board of Directors of the Company (the “Board”) adopted the American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan (the “2017 Omnibus Plan”), subject to stockholder approval at the 2017 Annual Meeting. The purpose of the 2017 Omnibus Plan is to incentivize eligible participants (including executive officers, and directors of the Company who are not employees of the Company or any subsidiary) to achieve the Company’s long-term business objectives by providing opportunities to earn equity awards tied to the Company’s long-term goals and continued employment with the Company. For a description of the material terms and conditions of the 2017 Omnibus Plan (including the specific performance goal criteria set forth thereunder), see “Proposal 4: Approval of the American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan – Summary of Material Terms of the 2017 Omnibus Plan” included in the Company’s definitive Proxy Statement dated March 27, 2017 (the “Proxy Statement”), which description has been filed herewith as Exhibit 99.1 hereto and is incorporated by reference in response to this Item 5.02(e). Such description is qualified in its entirety by reference to the full text of the 2017 Omnibus Plan, a copy of which has been filed herewith as Exhibit 10.1 to this Form 8-K, and is incorporated by reference in response to this Item 5.02(e).

On April 20, 2017, the Compensation Committee approved, subject to stockholder approval of the 2017 Omnibus Plan, forms of grant terms and conditions to be used in connection with grants of restricted stock unit and performance stock unit awards under the 2017 Omnibus Plan to participants (including executive officers). Each such form has been filed herewith as an exhibit to this Form 8-K.

As noted in response to Item 5.07 below, the 2017 Omnibus Plan was approved by the stockholders of the Company on May 12, 2017. Also, on May 12, 2017, the Board approved the form of grant terms and conditions to be used in connection with grants of stock units under the 2017 Omnibus Plan to directors of the Company who are not employees of the Company or any subsidiary thereof.  This form has been filed herewith as an exhibit to this Form 8-K.

American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan

On February 15, 2017, the Board adopted the American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan (the “2017 ESPP”), subject to stockholder approval at the 2017 Annual Meeting. The purpose of the 2017 ESPP is to provide a convenient and easy way for the Company’s employees to purchase shares of the Company’s common stock at a 10 percent discount. For a description of the material terms and conditions of the 2017 ESPP, see “Proposal 5:  Approval of the American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan – Summary of Material Terms of the 2017 ESPP” included in the Proxy Statement, which description has been filed herewith as Exhibit 99.2 hereto and is incorporated by reference in response to this Item 5.02(e). Such description is qualified in its entirety by reference to the full text of the 2017 ESPP, a copy of which has been filed herewith as Exhibit 10.2 to this Form 8-K, and is incorporated by reference in response to this Item 5.02(e). As noted in response to Item 5.07 below, the 2017 ESPP was approved by the stockholders of the Company on May 12, 2017.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting was held on May 12, 2017. An aggregate of 158,101,366 shares, or 89.0% percent of the Company’s issued and outstanding common stock as of March 16, 2017, the record date for the 2017 Annual Meeting, was represented in person or by proxy at the 2017 Annual Meeting, constituting a quorum. The results of voting at the 2017 Annual Meeting on each of the matters submitted to a vote of the Company’s stockholders thereat is as set forth below.

1.

The following eight nominees were elected as directors of the Company for a term expiring at the 2018 Annual Meeting of Stockholders, and until their successors are duly elected and qualified, and received the votes set forth adjacent to their names below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Julie A. Dobson	134,879,571	219,869	101,638	22,900,288
Paul J. Evanson	134,349,342	737,445	114,291	22,900,288
Martha Clark Goss	131,004,764	4,089,291	107,023	22,900,288
Veronica M. Hagen	134,809,000	288,198	103,880	22,900,288
Julia L. Johnson	133,447,545	1,652,399	101,134	22,900,288
Karl F. Kurz	134,821,077	265,725	114,276	22,900,288
George MacKenzie	130,804,339	4,285,473	111,266	22,900,288
Susan N. Story	132,027,048	3,071,063	102,967	22,900,288

2.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers received the votes set forth below:

For	Against	Abstain	Broker Non-Votes
130,283,379	4,577,658	340,041	22,900,288

3.	The approval, on an advisory basis, of the frequency of the approval, on an advisory basis, of the compensation of the Company’s named executive officers, received the votes set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
118,665,727	462,081	15,672,298	400,972	22,900,288

Consistent with the results of this vote, the Company will continue to implement an annual vote, on an advisory basis, of the compensation of the Company’s named executive officers, until the next required vote, on an advisory basis, on the frequency of such votes, which, pursuant to Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, will occur no later than the Company’s 2023 Annual Meeting of Stockholders.

4.	The 2017 Omnibus Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
127,107,382	7,672,085	421,611	22,900,288

5.	The 2017 ESPP was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
134,208,542	662,048	330,488	22,900,288

6.

The ratification of the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017, was approved by the following vote:

For	Against	Abstain
154,262,925	3,573,186	265,255

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits have been filed as a part of this Form 8-K:

Exhibit No.	Description of Exhibit
10.1	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan (incorporated by reference from Appendix B to the Proxy Statement, File No. 001-34028, filed March 27, 2017).
10.2

American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan (incorporated by reference from Appendix C to the Proxy Statement, File No. 001-34028, filed March 27, 2017).

10.3*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Restricted Stock Unit Grant.
10.4*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Restricted Stock Unit Grant (for certain executives).
10.5*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Performance Stock Unit Grant Form A-1.
10.6*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Performance Stock Unit Grant Form A-2.
10.7*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Performance Stock Unit Grant Form B-1.
10.8*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Performance Stock Unit Grant Form B-2.
10.9*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Stock Unit Grant Form for Non-Employee Directors.
99.1*	Description of Material Terms of the 2017 Omnibus Plan (excerpted from pages 70 through 79 of the Proxy Statement).
99.2*	Description of Material Terms of the 2017 ESPP (excerpted from pages 82 through 86 of the Proxy Statement).

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: May 12, 2017	By:	/s/ MICHAEL A. SGRO
Michael A. Sgro
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan (incorporated by reference from Appendix B to the Proxy Statement, File No. 001-34028, filed March 27, 2017).
10.2

American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan (incorporated by reference from Appendix C to the Proxy Statement, File No. 001-34028, filed March 27, 2017).

10.3*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Restricted Stock Unit Grant.
10.4*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Restricted Stock Unit Grant (for certain executives).
10.5*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Performance Stock Unit Grant Form A-1.
10.6*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Performance Stock Unit Grant Form A-2.
10.7*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Performance Stock Unit Grant Form B-1.
10.8*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Performance Stock Unit Grant Form B-2.
10.9*	American Water Works Company, Inc. 2017 Omnibus Equity Compensation Plan 2017 Stock Unit Grant Form for Non-Employee Directors.
99.1*	Description of Material Terms of the 2017 Omnibus Plan (excerpted from pages 70 through 79 of the Proxy Statement).
99.2*	Description of Material Terms of the 2017 ESPP (excerpted from pages 82 through 86 of the Proxy Statement).

*  Filed herewith.